                                                                   EXHIBIT 10.26
                                                                   Note 1



                           MODIFICATION TO PROMISSORY NOTE




    WHEREAS, on December 20, 1995, Lee Pharmaceuticals ("Maker") and Mark DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee
Pharmaceuticals was to pay to Mark DiSalvo the sum of One Hundred Thousand Dollars; and

    WHEREAS, the parties thereto desire to modify said note,

    NOW, THEREFORE, the parties modify said note as follows:

    1. The maturity date of the note is extended from July 22, 1996, until December 22, 1997.

    2.   All other terms and conditions of the note remain the same.



                                            Ronald G. Lee
                                            --------------------------------
                                            Lee Pharmaceuticals
                                            By:  Ronald G. Lee, President



                                            Mark DiSalvo
                                            --------------------------------
                                            Mark DiSalvo

                                                                   EXHIBIT 10.26
                                                                   Note 2



                           MODIFICATION TO PROMISSORY NOTE



    WHEREAS, on July 3, 1995, Lee Pharmaceuticals ("Maker") and Mark DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Mark DiSalvo the sum of Fifty Thousand Dollars; and

    WHEREAS, the parties thereto desire to modify said note,

    NOW, THEREFORE, the parties modify said note as follows:

    1. The maturity date of the note is extended from July 6, 1996, until December 8, 1997.

    2.   All other terms and conditions of the note remain the same.



                                            Ronald G. Lee
                                            --------------------------------
                                            Lee Pharmaceuticals
                                            By:  Ronald G. Lee, President



                                            Mark DiSalvo
                                            --------------------------------
                                            Mark DiSalvo

                                                                   EXHIBIT 10.26
                                                                   Note 3



                           MODIFICATION TO PROMISSORY NOTE



    WHEREAS, on July 3, 1995, Lee Pharmaceuticals ("Maker") and Sass DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee Pharmaceuticals was to pay to Sass DiSalvo the sum of Fifty Thousand Dollars; and

    WHEREAS, the parties thereto desire to modify said note,

    NOW, THEREFORE, the parties modify said note as follows:

    1. The maturity date of the note is extended from July 6, 1996, until December 8, 1997.

    2.   All other terms and conditions of the note remain the same.



                                            Ronald G. Lee
                                            --------------------------------
                                            Lee Pharmaceuticals
                                            By:  Ronald G. Lee, President



                                            Sass DiSalvo
                                            --------------------------------
                                            Sass DiSalvo